Due to Lender	12 Months Ended
Dec. 31, 2023
Due to Lender [Abstract]
Due to Lender

Note 9 - Due to Lender

During the years ended December 31, 2022 and 2021, a lender loaned money to MicroMS with the intention of becoming a shareholder once an initial capital commitment was met. This capital commitment was never met as the lender ran into liquidity issues. In September 2022, the Company and the lender entered into a termination and mutual release agreement which terminated any obligations of the Company for repayment. As such the total amount owed, $700,000 was recognized into income as an extinguishment of debt during the year ended December 31, 2022.